Exhibit 10.43

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS.  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH WARRANTS AND THE SHARES OF COMMON STOCK UNDERLYING SUCH WARRANTS SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) THE ISSUER OF THE SECURITIES REPRESENTED HEREBY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE LAWS WILL BE INVOLVED IN SUCH TRANSFER.

WARRANT

TO PURCHASE SHARES OF COMMON STOCK,

US$0.001 PAR VALUE,

OF

EROOMSYSTEM TECHNOLOGIES, INC.

THIS IS TO CERTIFY THAT AMRESCO COMMERCIAL FINANCE, INC., a Nevada corporation, or its successors and assigns (collectively, the “Holder”), is the owner of a Warrant (the “Warrant”), which entitles the Holder to purchase from EROOMSYSTEM TECHNOLOGIES, INC., a Nevada corporation (the “Corporation”), up to Four Hundred Thousand Shares (400,000) duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value US$0.001 per share, of the Corporation (the “Common Stock”) at such times prior to the Expiration Time (as defined in Section 12) as are specified in Section 1, and at an exercise price of US$0.10 per share of Common Stock, all on the terms and subject to the conditions hereinafter set forth.

The number of shares of Common Stock issuable upon the full exercise of the Warrant (the “Number Issuable”), which is initially Four Hundred Thousand (400,000) shares of Common Stock, is subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate.  All references to the Number Issuable shall be deemed to mean the Number Issuable as so adjusted as of the time of determination.  The exercise price per share of Common Stock to be paid in connection with an exercise of the Warrant evidenced hereby (the “Exercise Price”), which is initially US$0.10, is subject to adjustment from time to time pursuant to the provisions of Section 3 of this Warrant Certificate.  All references to the Exercise Price shall be deemed to mean the Exercise Price as so adjusted as of the time of determination.

Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in Section 12.

.  Manner of Exercise of Warrant.

(a)  The Warrant evidenced hereby may be exercised by the Holder following the Issue Date and prior to the Expiration Time upon delivery to the Corporation at the principal executive office of the Corporation in the United States of America, of (i) this Warrant Certificate, (ii) a written notice stating that the Holder elects to exercise all or some portion of the Warrant evidenced hereby in accordance with the provisions of this Section 1 and specifying the name or names in which the Holder wishes the certificate or certificates for shares of Common Stock to be issued, (iii) payment of the aggregate Exercise Price for shares of Common Stock issuable upon such exercise, which shall be payable either in cash or by a certified or official bank check payable to the order of the Corporation, at the Holder’s option, and (iv) such other documents and instruments, duly and properly executed, as the Corporation shall reasonably require from the Holder or the Holder’s transferees (collectively, the “Warrant Exercise Documentation”).  Any request to issue shares of Common Stock in a name other than the name of the Holder shall be deemed a transfer of this Warrant Certificate (and the Warrant evidenced hereby) and shall be subject to compliance with Section 7.  Evidence of registration or an opinion of counsel in the manner described in Section 7 shall, in such cases, be deemed to be part of the required Warrant Exercise Documentation.

(b)  As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Corporation shall deliver or cause to be delivered (a) a certificate or certificates representing the number of shares of Common Stock specified in the Warrant Exercise Documentation, (b) if applicable, cash in lieu of any fractional share, as hereinafter provided, and (c) if the Warrant evidenced hereby is being exercised with respect to a number of shares of Common Stock which is less than the full number of shares of Common Stock as to which the Warrant evidenced hereby is exercisable, a new warrant certificate or certificates, of like tenor, exercisable, in aggregate, for the number of shares of Common Stock underlying the Warrant evidenced hereby, less the aggregate number of shares of Common Stock issued upon all exercises of the Warrant evidenced hereby.  Such exercise shall be deemed to have been made at the close of business on the date of delivery of all Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.  No such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Corporation for the Common Stock are closed for any purpose (which transfer books shall not be closed for the purposes of the exercise of the Warrant for any period in excess of five consecutive Business Days); but any such surrender of this Warrant Certificate for exercise during any period while such transfer books are so closed shall become effective for exercise immediately upon the reopening of such transfer books, as if the exercise had been made on the date the Warrant Exercise Documentation was received.

(c)  The Corporation shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the Holder) which may be imposed in respect of, the issuance or delivery of any shares of Common Stock issuable upon the exercise of the Warrant evidenced hereby.  The Corporation shall not be required, however, to pay any tax or other charge imposed or levied in connection with any transfer involved in the issue of any certificate for shares of Common Stock in a name other than that of the Holder.

(d)  In connection with the exercise of the Warrant evidenced hereby, no fractions of shares of Common Stock shall be issued, but, in lieu thereof, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share on the Business Day which next precedes the date of exercise.  If more than one warrant shall be exercised by the Holder at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Common Shares as to which such warrants have been exercised.

. Adjustment of Number Issuable. The Number Issuable shall be subject to adjustment from time to time as follows:

(a)  In case the Corporation shall at any time or from time to time after the Issue Date:

(i)

pay a dividend or make a distribution on the issued and outstanding shares of Common Stock in shares of the capital stock of the Corporation;

(ii)

subdivide the issued and outstanding shares of Common Stock into a larger number of shares; or

(iii)

combine the issued and outstanding shares of Common Stock into a smaller number of shares;

then, and in each such case, the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the Holder shall, upon exercise thereafter, be entitled to receive the number of shares of Common Stock or other securities of the Corporation which the Holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Warrant been exercised in full (measured as of the time of such deemed exercise) immediately prior to the happening of such event.  An adjustment made pursuant to this Section 2(a) shall become effective retroactively (A) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (B) in the case of any such subdivision or combination, to the close of business on the date upon which such corporate action became effective.

(b)  In the event of a merger, consolidation, reorganization or recapitalization of the Corporation (or its capital stock) or the occurrence of a similar event or transaction, which would have a dilutive effect on the Number Issuable or alter the type of equity security which may be issued upon exercise of the Warrant evidenced hereby (other than an action described in Section 2(a)), then the Number Issuable and/or, as appropriate, the type of equity security which may be issued upon exercise of the Warrant evidenced hereby, shall be adjusted in such manner and at such time as the Board determines in good faith to be equitable under the circumstances (such determination to be evidenced in a notice which shall be mailed by the Corporation to the Holder).

(c)  Notwithstanding anything herein to the contrary, no adjustment under this Section 2 need be made to the Number Issuable unless such adjustment would require an increase or decrease of at least 1% of the Number Issuable then in effect.  Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Number Issuable.  Any adjustment to the Number Issuable carried forward and not theretofore made shall be made immediately prior to the partial or full exercise of this Warrant pursuant hereto.

(d)  The Corporation promptly shall deliver to the Holder at least ten Business Days prior to effecting (i) any transaction which would result in an increase or decrease in the Number Issuable pursuant to this Section 2 or would alter the type of equity security which may be issued upon exercise of the Warrant evidenced hereby, or (ii) any dissolution, liquidation, winding-up or sale of all or substantially all of the assets or capital stock of the Corporation, a written notice thereof, and, in the case of any transaction described in clause (i), such notice shall be accompanied by a certificate, signed by the chief financial officer, the treasurer (or an assistant treasurer) or the secretary (or an assistant secretary) of the Corporation, setting forth in reasonable detail the event or transaction requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Number Issuable or the type of equity security then issuable upon exercise of the Warrant evidenced hereby following such adjustment.

(e)  Notwithstanding anything to the contrary contained in this Section 2, the Corporation shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this Section 2, as the Board, in its sole discretion, shall deem advisable in order that any stock dividend or distribution, subdivision, combination of shares, merger, consolidation, reorganization, recapitalization or similar event or transaction, hereafter made by the Corporation, shall not be taxable.

3.  Adjustment of Exercise Price.  Upon each adjustment to the Number Issuable hereunder, the Exercise Price shall be adjusted to the product obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Number Issuable immediately prior to such adjustment and the denominator of which shall be the Number Issuable immediately thereafter.

4.  Redemption.  The Corporation shall not have any right to redeem this Warrant Certificate or the Warrant evidenced hereby.

5.  Notice of Certain Events.  In case at any time or from time to time the Holder is entitled to notice pursuant to the terms of Section 2, such notice shall provide (a) the date on which a record is to be taken for the purpose of such dividend, distribution, subdivision or combination of shares of Common Stock, or similar event or transaction, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to or affected by such dividend, distribution, subdivision or combination of shares of Common Stock, or similar event or transaction, are to be determined, or (b) the date on which such consolidation, merger, dissolution, liquidation, winding-up, sale of all or substantially all of the assets or capital stock of the Corporation or similar event or transaction is expected to become effective.

6.  Registered Holder.  The Person in whose name this Warrant Certificate is registered shall be deemed the owner hereof, and of the Warrant evidenced hereby, for all purposes.

7.  Transfer of Warrants.  Any transfer of this Warrant Certificate or the rights represented hereby, including the Warrant evidenced hereby, shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, duly and properly completed and executed by the Holder hereof, at the principal executive office of the Corporation in the United States of America; provided, that (a) a registration statement with respect to the transfer of the Warrant evidenced hereby, and with respect to the transfer of shares of Common Stock underlying such Warrant, shall be effective under the Securities Act, or (b) the Corporation shall have received an opinion of counsel reasonably satisfactory to it that no violation of such act or similar state laws will be involved in such transfer.  Thereupon, the Corporation shall issue in the name or names specified by the Holder and, in the event of a partial transfer, in the name of the Holder as well, a new warrant certificate or certificates of like tenor evidencing the right to purchase, in aggregate, such number of shares of Common Stock as shall be equal to the aggregate number of shares of Common Stock then purchasable pursuant to the Warrant evidenced hereby.

8.  Denominations.  The Corporation covenants that it will, at its own expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Corporation in the United States of America, execute and deliver to the Holder a new warrant certificate or certificates of like tenor in denominations specified by the Holder evidencing the right to purchase, in aggregate, such number of shares of Common Stock as shall be equal to the aggregate number of shares of Common Stock then purchasable pursuant to the Warrant evidenced hereby.

9.  Replacement of Warrants.  Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Corporation or, in the case of mutilation, upon surrender and cancellation thereof, the Corporation will issue a new warrant certificate or certificates of like tenor, evidencing the right to purchase, in aggregate, such number of shares of Common Stock as shall be equal to the aggregate number of shares of Common Stock then purchasable pursuant to the Warrant evidenced hereby.

10.  GOVERNING LAW.  THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

11.  Benefits of Warrant Certificate.  The Warrant evidenced hereby and other rights evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the Holder, the Corporation and their respective successors and permitted assigns.  Nothing in this Warrant Certificate shall be construed to give the Holder any rights as a holder of shares of Common Stock until such time, if any, as the Warrant evidenced by this Warrant Certificate is exercised in accordance with the provisions hereof.

12.  Definitions.  For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

“Board” means the Board of Directors of the Corporation, or any duly authorized committee thereof as to which the Board’s powers and authority in respect of this Warrant Certificate and the Warrant evidenced hereby have been delegated.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

“Common Stock” shall have the meaning ascribed to such term in the Preamble hereof.

“Corporation” shall have the meaning ascribed to such term in the Preamble hereof.

“Current Market Price” means, on any date specified herein for the determination thereof, the Market Price per share of Common Stock (or other equity security, as appropriate) on such date.

“Exercise Price” shall have the meaning assigned to such term in the Preamble hereof.

“Expiration Time” means 5:00 p.m., New York time, on October 1, 2008.

“Fair Market Value” means (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending one (1) day prior to the exercise of the Warrant, (ii) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending one (1) day prior to the exercise of the Warrant  and (iii) if there is no active public market, the value shall be the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm’s-length transaction, as determined by the Board of Directors.

“Issue Date” means October 1, 2003.

“Market Price” means, on any date specified herein for the determination thereof, the Fair Market Value per share of Common Stock (or other equity security, as appropriate).

“Number Issuable” shall have the meaning ascribed to such term in the Preamble hereof.

“Person” means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933.

“Warrant” shall have the meaning assigned to such term in the Preamble.

“Warrant Exercise Documentation” shall have the meaning ascribed to such term in Section 1(a).

13.  Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, (a) if to the Holder, at the Holder’s last known address or telecopy number appearing on the books of the Corporation; and (b) if to the Corporation, to 106 East 13200 South Draper, UT 84020-8954, Attention: Chief Executive Officer. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section 13 or on the fifth Business Day following the date on which such communication is posted, whichever occurs first.

14.  Share Legend.  Each certificate representing shares of Common Stock or any other securities issued upon exercise of the Warrant evidenced hereby shall bear the following legend unless such shares or other securities have been registered under the Securities Act and any applicable state securities laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (2) THE ISSUER OF THE SECURITIES REPRESENTED HEREBY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE LAWS WILL BE INVOLVED IN SUCH TRANSFER.”

15.

Amendments and Waivers.  No modification, amendment or waiver of any term of, or consent required by, this Warrant Certificate, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the Corporation and the Holder.  Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

16.

Assignment.  The Warrant and the other rights of the Holder pursuant to this Warrant Certificate are not severable from this Warrant Certificate, and shall not be assignable or transferable except in connection with a transfer or assignment of this Warrant Certificate in accordance with the terms hereof.  Any instrument purporting to make a transfer or assignment in violation of this Section 16 shall be void and of no effect.

17.  CONSENT TO JURISDICTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL COURT OR STATE COURT OF NEW YORK SITTING IN NEW YORK CITY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT CERTIFICATE OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH OF THE PARTIES HERETO AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO EXCEPT IN SUCH COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18.  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT HE, SHE OR IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WARRANT CERTIFICATE. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE OTHER PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THE SECURITIES PURCHASE AGREEMENT, BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

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56297

IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed as of the Issue Date.

EROOMSYSTEM TECHNOLOGIES, INC.

By:__/s/ David S. Harkness________________

Name: David S. Harkness

Title: Chief Executive Officer

28264

FORM OF ASSIGNMENT OF WARRANT

The undersigned hereby assigns and transfers this Warrant Certificate to [__________], whose Social Security Number or Tax ID Number is [__________] and whose address of record shall be [__________], and irrevocably appoints the Secretary of eRoomSystem Technologies, Inc. as agent to transfer this security to such assignee on the books of eRoomSystem Technologies, Inc.  Such agent may substitute another to act for such agent.

Dated:_____________________

__________________________________

Name of Registered Holder

Address:

__________________________________

__________________________________

__________________________________

Attention:__________________________

Telecopy: __________________________

If Registered Holder is an Individual: __________________________________ Signature of Registered Holder

If Registered Holder is not an Individual:

__________________________________

Signature of Authorized Signatory

__________________________________

Name of Authorized Signatory

__________________________________

Title of Authorized Signatory